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EXHIBIT 32.1

                                  CERTIFICATION
                                       OF
                           CHIEF EXECUTIVE OFFICER
                                       AND
                             CHIEF FINANCIAL OFFICER
                           PURSUANT TO 18 U.S.C. 1350,
                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Steven Gluckstern, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-Q of Ivivi Technologies, Inc. for the quarter ended June 30, 2008, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Ivivi Technologies, Inc.

I, Alan Gallantar, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-Q of Ivivi Technologies, Inc. for the quarter ended June 30, 2008, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Ivivi Technologies, Inc.

                                       By: /s/ Steven Gluckstern
                                           -----------------
                                           Steven Gluckstern
                                           President and Chief Executive Officer

                                       Date: August 14, 2008

                                       By: /s/ Alan Gallantar
                                           ---------------------
                                           Alan Gallantar
                                           Senior Vice President and Chief
                                           Financial Officer

                                       Date: August 14, 2008


The foregoing certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code) and is not being filed as part of the Quarterly Report on Form 10-Q of Ivivi Technologies, Inc. for the quarter ended June 30, 2008 or as a separate disclosure document.

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Ivivi Technologies, Inc. and will be retained by Ivivi Technologies, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.